(10)(b)
Execution Copy
AMENDMENT NO. 16
TO
RECEIVABLES PURCHASE AGREEMENT
          THIS AMENDMENT NO. 16 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of April 29, 2009, is entered into among CONSUMERS RECEIVABLES FUNDING II, LLC (“Seller”), CONSUMERS ENERGY COMPANY, in its capacity as Servicer (in such capacity, the “Servicer”), FALCON ASSET SECURITIZATION COMPANY LLC (“Falcon”), and JPMORGAN CHASE BANK, N.A. (as successor by merger to Bank One, NA (Main Office Chicago)) (“JPMorgan”), as a Financial Institution and as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Purchase Agreement” referred to below.
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Receivables Purchase Agreement dated as of May 22, 2003 among Seller, Servicer, Falcon, JPMorgan and the Administrative Agent (as amended prior to the date hereof and as the same may be further amended, restated, supplemented or modified from time to time, the “Purchase Agreement”).
          B. The parties hereto have agreed to amend certain provisions of the Purchase Agreement upon the terms and conditions set forth herein.
     SECTION 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend the Purchase Agreement as follows:
     (a) Section 9.1(f) of the Purchase Agreement is amended to delete the percentage “2.0%” in clause (ii) and replace it with “2.5%”.
     (b) Exhibit I to the Purchase Agreement is hereby amended to delete the definitions “Concentration Limit” and “Default Fee” and replace them with the following:
     “Concentration Limit” means, at any time, (i) for any non-residential Obligor, 2% of the Outstanding Balance of all Eligible Receivables and (ii) for any residential Obligor, $2,000, or such other amount (a “Special Concentration Limit”) for any such Obligor designated by the Administrative Agent; provided, that in the case of an Obligor and any Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor; and provided, further, that Conduit or the Required Financial Institutions may, upon not less than three Business Days’ notice to Seller, cancel any Special Concentration Limit.

     “Default Fee” means with respect to any amount due and payable by Seller (or required to be deposited by Servicer) in respect of any Aggregate Unpaids, an amount equal to the greater of (i) $1000 and (ii) interest on any such unpaid Aggregate Unpaids at a rate per annum equal to 2.00% above the Alternate Base Rate.
     (c) Exhibit I to the Purchase Agreement is hereby amended to delete the percentage “6%” in clause (i) of the definition of “Dilution Percentage” and replace it with “10%”.
     (d) Exhibit I to the Purchase Agreement is hereby amended to delete clause (i) of the definition of “Eligible Receivable” in its entirety and replace it with the following:
     (i) which is not a Charged-Off Receivable, a Delinquent Receivable, a WPP Receivable or a Rate I Receivable,
     (e) Exhibit I to the Purchase Agreement is hereby amended to delete the definition “Liquidity Termination Date” and replace it with the following:
     “Liquidity Termination Date” means February 12, 2010.
     (f) Exhibit I to the Purchase Agreement is hereby amended to add the following definition in the appropriate alphabetical order:
“Rate I Receivable” means a Receivable, the Obligor of which is a non-residential customer, and which arises under a tariff available to any such Obligor desiring interruptible electric service where the billing demand is 5,000 kW or more, issued under the authority of the Michigan Public Service Commission dated December 22, 2005 in Case No. U-14347.
     SECTION 2. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each of the other parties hereto, as to itself that:
     (a) it has all necessary corporate or company power and authority to execute and deliver this Amendment and to perform its obligations under the Purchase Agreement as amended hereby, the execution and delivery of this Amendment and the performance of its obligations under the Purchase Agreement as amended hereby has been duly authorized by all necessary corporate or company action on its part and this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and
     (b) on the date hereof, before and after giving effect to this Amendment, (i) other than as waived pursuant to this Amendment, no Amortization Event or Potential Amortization Event has occurred and is continuing and (ii) the aggregate Purchaser Interests do not exceed the Applicable Maximum Purchaser Interest.
     SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which (i) the Administrative Agent or its counsel has received four (4) counterpart signature pages to each of this Amendment and the Fee Letter of even date herewith, in each case, executed by each of the parties hereto and (ii) the Administrative Agent has received the Amendment Fee (as such term is defined in the Fee Letter).
     SECTION 4. Reference to and Effect on the Transaction Documents.
     (a) Upon the effectiveness of this Amendment, (i) each reference in the Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Purchase Agreement as amended or otherwise modified hereby, and (ii) each reference to the Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Purchase Agreement as amended or otherwise modified hereby.
     (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Purchaser under the Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.
     SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic format shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     SECTION 8. Fees and Expenses. Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent or Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent or Purchasers with respect thereto.
[Remainder of Page Deliberately Left Blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

CONSUMERS RECEIVABLES FUNDING II, LLC
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	President, Chief Executive Officer, Chief Financial Officer and Treasurer

CONSUMERS ENERGY COMPANY, as Servicer
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	Vice President and Treasurer

Signature Page to Amendment No. 16

FALCON ASSET SECURITIZATION COMPANY LLC
By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Patrick Menichillo
	Name:	Patrick Menichillo
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Financial Institution and Administrative Agent
By:	/s/ Patrick Menichillo
	Name:	Patrick Menichillo
	Title:	Vice President

Signature Page to Amendment No. 16